Exhibit 99.2






                   FORD MOTOR CREDIT COMPANY AND SUBSIDIARIES
                             FINANCIAL INFORMATION




                                              FORD MOTOR CREDIT COMPANY AND SUBSIDIARIES
                                                   Consolidated Statement of Income
                                           and of Earnings Retained for Use in the Business
                                           For the Periods Ended September 30, 2001 and 2000
                                                             (in millions)


                                                                   Third Quarter                          Nine Months
                                                         ----------------------------------     --------------------------------
                                                         ----------------------------------     --------------------------------
                                                             2001                2000               2001               2000
                                                         -------------      ---------------     -------------       ------------
                                                                    (Unaudited)                           (Unaudited)
Financing revenue
   Operating leases                                      $    3,077.9       $    2,820.7        $  8,960.2          $  8,042.6
   Retail                                                     2,167.6            2,129.7           6,459.6             6,119.3
   Wholesale                                                    401.2              594.7           1,784.1             1,723.0
   Other                                                        115.6              133.1             363.2               400.8
                                                          -----------       ------------        ----------         -----------
      Total financing revenue                                 5,762.3            5,678.2          17,567.1            16,285.7

Depreciation on operating leases                             (2,219.4)          (1,982.5)         (6,590.8)           (5,859.0)
Interest expense                                             (2,146.9)          (2,300.4)         (6,920.6)           (6,565.3)
                                                          -----------       ------------       -----------         -----------
     Net financing margin                                     1,396.0            1,395.3           4,055.7             3,861.4


Other revenue
   Insurance premiums earned                                     53.4               49.5             173.2               169.8
   Investment and other income                                  612.3              263.0           1,531.7               884.0
                                                         ------------         -----------       ----------         -----------
      Total financing margin and revenue                      2,061.7            1,707.8           5,760.6             4,915.2

Expenses
   Operating expenses                                           616.0              619.7           1,882.8             1,799.0
   Provision for credit losses                                  801.9              409.7           1,905.2             1,097.6
   Other insurance expenses                                      45.5               44.1             164.3               175.1
                                                         ------------        -----------       -----------         -----------
     Total expenses                                           1,463.4            1,073.5           3,952.3             3,071.7
                                                         ------------        -----------       -----------         -----------


   Income before income taxes and minority interests            598.3             634.3            1,808.3            1,843.5
Provision for income taxes                                      222.0             235.3              670.9              683.9
                                                         ------------         ---------          ---------           --------
   Income before minority interests                             376.3             399.0            1,137.4            1,159.6
Minority interests in net income of subsidiaries                  0.7              13.5                1.6               33.3
                                                         ------------        ----------          ---------         ----------
     Net income                                                 375.6             385.5            1,135.8            1,126.3



Earnings retained for use in the business
   Beginning of period                                        8,782.5            7,590.9           8,272.3            6,855.5
   Dividends                                                   (150.0)              (0.2)           (400.0)              (5.6)
                                                          -----------         ----------         ----------          ---------
      End of period                                      $    9,008.1       $    7,976.2        $  9,008.1          $  7,976.2
                                                         ============       ============        ==========          ==========

               The accompanying notes are an integral part of the financial statements.


                                              FORD MOTOR CREDIT COMPANY AND SUBSIDIARIES
                                                      Consolidated Balance Sheet
                                                             (in millions)




                                                               September 30,          December 31,            September 30,
                                                                   2001                   2000                         2000
                                                            --------------------   --------------------     ------------------
                                                            --------------------   --------------------     ------------------
                                                                (Unaudited)                                     (Unaudited)
Assets
      Cash and cash equivalents                                $          4,052.8      $          1,123.4       $       1,959.7
      Investments in securities                                             502.8                   547.4                 530.0
      Finance receivables, net                                          109,754.0               122,738.4             118,929.1
      Net investment, operating leases                                   40,273.6                38,457.0              38,442.4
      Retained interest in securitized assets                            12,177.7                 3,686.6               3,188.8
      Notes and accounts receivable from affiliated companies             2,207.1                 2,489.1               2,766.2
      Other assets                                                        5,349.6                 5,215.9               4,078.1
                                                                          -------                 -------               -------
        Total assets                                           $        174,317.6      $        174,257.8       $     169,894.3
                                                               ==================      ==================      ================



Liabilities and Stockholder's Equity
Liabilities
   Accounts payable
       Trade, customer deposits, and dealer reserves           $          4,087.7       $        4,758.1         $     4,027.0
       Affiliated companies                                               1,040.7                1,036.9               1,855.0
                                                               ------------------       ----------------         -------------
     Total accounts payable                                               5,128.4                5,795.0               5,882.0

   Debt                                                                 146,354.3              146,294.7             141,895.6
   Deferred income taxes                                                  4,765.6                4,495.4               4,338.4
   Other liabilities and deferred income                                  5,706.0                5,468.8               5,393.1
                                                                -----------------       ----------------         -------------
       Total liabilities                                                161,954.3              162,053.9             157,509.1

   Minority interests in net assets of subsidiaries                          17.1                   17.3                 401.1

Stockholder's Equity
   Capital stock, par value $100 a share, 250,000 shares
     authorized, issued and outstanding                                    25.0                   25.0                   25.0
   Paid-in surplus (contributions by stockholder)                       4,447.0                4,273.0                4,551.5
   Accumulated other comprehensive loss                                (1,133.9)                (383.7)                (568.6)
   Retained earnings                                                    9,008.1                8,272.3                7,976.2
                                                                ----------------       ---------------          -------------
       Total stockholder's equity                                      12,346.2               12,186.6               11,984.1
                                                                ---------------        ---------------          -------------
       Total liabilities and stockholder's equity               $     174,317.6        $     174,257.8          $   169,894.3
                                                                ===============        ===============          =============



                               The accompanying notes are an integral part of the financial statements.


                                              FORD MOTOR CREDIT COMPANY AND SUBSIDIARIES
                                                 Consolidated Statement of Cash Flows
                                           For the Periods Ended September 30, 2001 and 2000
                                                             (in millions)


                                                                                  Nine Months
                                                                         ------------------------------
                                                                         ------------------------------
                                                                            2001              2000
                                                                         ------------     -------------
                                                                                   (Unaudited)

Cash flows from operating activities
  Net income                                                              $    1,135.8     $    1,126.3
    Adjustments to reconcile net income to net cash provided by operating activities
   Provision for credit losses                                                 1,905.2          1,097.6
   Depreciation and amortization                                               6,964.5          6,229.6
   Gain on sales of finance receivables                                         (469.6)            (0.1)
   Increase in deferred income taxes                                             603.9            619.3
   Decrease in other assets                                                      221.1            128.3
   (Decrease)/increase in other liabilities                                     (639.8)         1,322.8
   All other operating activities                                                 39.9            320.7
                                                                          ------------      -----------
           Net cash provided by operating activities                           9,761.0         10,844.5
                                                                          ------------      -----------


Cash flows from investing activities
    Purchase of finance receivables (other than wholesale)                   (47,948.2)       (47,636.7)
    Collection of finance receivables (other than wholesale)                  22,016.1         25,372.8
   Purchase of operating lease vehicles                                      (21,796.4)       (21,379.4)
   Liquidation of operating lease vehicles                                    13,009.6         12,072.4
   Decrease/(increase) in wholesale receivables                                1,421.1         (1,292.8)
   Decrease in notes receivable with affiliates                                  947.5          3,645.0
   Proceeds from sale of receivables                                          29,449.1         12,499.7
   Purchase of investment securities                                            (559.4)          (412.3)
   Proceeds from sale/maturity of investment securities                          604.0            406.7
   All other investing activities                                               (174.3)          (258.2)
                                                                           -----------        ----------
               Net cash used in investing activities                          (3,030.9)       (16,982.8)
                                                                            ----------        ---------

Cash flows from financing activities
   Proceeds from issuance of long-term debt                                   28,133.4         30,736.5
   Principal payments on long-term debt                                      (10,756.3)       (13,885.0)
   Decrease in short-term debt                                               (21,070.3)        (9,270.5)
   Cash dividends paid                                                          (400.0)          (150.0)
   All other financing activities                                                295.4             (4.7)
                                                                           -----------       -----------
           Net cash (used)/provided by financing activities                   (3,797.8)         7,426.3
                                                                           ------------      -----------

           Effect of exchange rate changes on cash and cash equivalents           (2.9)          (270.5)

   Net change in cash and cash equivalents                                     2,929.4          1,017.5

Cash and cash equivalents, beginning of period                                 1,123.4            942.2
                                                                            ----------        ---------

Cash and cash equivalents, end of period                                   $   4,052.8     $    1,959.7
                                                                           ===========     ============

Supplementary cash flow information
   Interest paid                                                          $   6,601.2      $    4,207.5
   Taxes paid                                                                   154.0             105.0


             The accompanying notes are an integral part of the financial statements.


                                              FORD MOTOR CREDIT COMPANY AND SUBSIDIARIES
                                                     Notes To Financial Statements



Note 1. Finance Receivables, Net (in millions)


                                                                                September 30,      December 31,      September 30,
                                                                                     2001              2000               2000
                                                                               ----------------- -----------------  ----------------
                                                                               ----------------- -----------------  ----------------
                                                                                  (Unaudited)                          (Unaudited)
Retail                                                                          $      83,611.7   $      80,797.2   $      82,940.7
Wholesale                                                                              16,021.2          34,122.0          28,342.2
Other                                                                                  11,735.4           9,129.9           8,837.3
                                                                                ---------------   ---------------   ----------------
   Total finance receivables, net of unearned income                                  111,368.3         124,049.1         120,120.2
Less:  Allowance for credit losses                                                     (1,614.3)         (1,310.7)         (1,191.1)
                                                                                ---------------   ----------------  ----------------
  Finance receivables, net                                                      $     109,754.0   $     122,738.4    $    118,929.1
                                                                                 ==============    ==============     ==============


   Note 2. Debt (in millions)

                                                                                September 30,      December 31,      September 30,
                                                                                     2001              2000               2000
                                                                               ----------------- -----------------  --------------
                                                                               ----------------- -----------------  --------------
                                                                                 (Unaudited)                          (Unaudited)
Payable Within One Year:
    Commercial paper                                                           $      21,576.0   $      42,254.8    $      34,622.8
    Other short-term debt (a)                                                          7,389.6           7,875.1            7,020.0
                                                                                --------------   ---------------    ---------------
      Total short-term debt                                                           28,965.6          50,129.9           41,642.8
    Long-term indebtedness payable within
      one year (b)                                                                    21,104.4          12,856.6           18,177.2
                                                                                --------------  ----------------   ----------------
        Total payable within one year                                                 50,070.0          62,986.5           59,820.0

Payable After One Year:
    Unsecured senior indebtedness
      Notes (c) (d)                                                                   96,309.1          83,402.6           82,097.4
      Unamortized discount                                                               (24.8)            (94.4)            (104.5)
                                                                                --------------   ----------------   ----------------
       Total unsecured senior indebtedness                                            96,284.3          83,308.2           81,992.9
    Unsecured long-term subordinated notes                                                 -                 -                 82.7
                                                                                --------------   ----------------    ---------------
      Total payable after one year                                                    96,284.3          83,308.2           82,075.6
                                                                                ---------------   ---------------    ---------------
        Total debt (e)                                                           $   146,354.3    $    146,294.7     $    141,895.6
                                                                                ===============    ==============     ==============




(a) Includes $340.2 million, $571.0 million, and $565.3 million with affiliated companies at September 30, 2001, December 31, 2000, and September 30, 2000, respectively.
(b) Includes $627.2 million, $912.6 million, and $1,282.5 million with affiliated companies at September 30, 2001, December 31, 2000, and September 30, 2000, respectively.
(c) Includes $1,063.9 million, $1,663.8 million, and $1,855.8 million with affiliated companies at September 30, 2001, December 31, 2000, and September 30, 2000, respectively.
(d)      Unsecured senior notes mature at various dates through 2078.
(e) The weighted average interest rate, including the effects of interest rate swap agreements, for total debt at September 30, 2001 is 5.91%.







                                              FORD MOTOR CREDIT COMPANY AND SUBSIDIARIES
                                                Notes To Financial Statements-Continued


Note 3.  SFAS 133 "Accounting for Derivative Instruments and Hedging Activities" (in millions)

Non-cash adjustments to income (not material to total Company results) and to stockholder's equity for the third quarter and nine months ended September 30, 2001, including the January 1, 2001 transition adjustment, were (in millions):



                                                     Third Quarter                 Nine Months
                                                         2001                           2001
                                                         ----                           ----

         Pre-tax income/(loss)*              $        (20.3)                   $         (91.4)
         Net income/(loss)                            (12.9)                             (57.5)
         Stockholders' equity**                      (105.8)                            (557.9)

         *   Recorded in investment and other income
         **  Recorded in accumulated other comprehensive income/(loss)


Note 4. Comprehensive Income (in millions)



                                                               Third Quarter                       Nine Months
                                                       ------------------------------     ------------------------------
                                                       ------------------------------     ------------------------------
                                                          2001              2000              2001             2000
                                                       ------------      ------------     -------------     ------------
                                                                (Unaudited)                        (Unaudited)
Net income                                             $     375.6       $    385.5         $   1,135.8       $   1,126.3

Other comprehensive loss                                     (42.1)          (126.2)             (750.2)           (270.6)
                                                       ------------      -----------        ------------      -----------



  Total comprehensive income                           $     333.5       $    259.3         $     385.6       $     855.7
                                                       ===========       ==========          ===========       ===========




Other comprehensive loss includes foreign currency translation adjustments, net unrealized gains and losses on investments in securities, unrealized gains and losses on derivative instruments, and unrealized gains and losses on retained interests in securitized assets.







                                              FORD MOTOR CREDIT COMPANY AND SUBSIDIARIES
                                                Notes to Financial Statements-Continued

Note 5.  Segment Information (in millions)


Ford Credit manages its operations through two segments, Ford Credit North America and Ford Credit International.


                                                Ford Credit                                                    Ford Credit
                                                   North           Ford Credit          Eliminations/           Financial
                                                  America         International      Reclassifications *       Statements
                                              ----------------    ---------------    --------------------    ----------------
                                                                             (Unaudited)
Third Quarter
---------------------------------------------
2001
Revenue                                       $       6,114.0     $         927.8     $      (613.8)         $    6,428.0

Income
   Income before income taxes                           520.0               110.9             (32.6)                598.3
   Provision for income taxes                           195.2                38.9             (12.1)                222.0
   Net income                                           324.8                72.0             (21.2)                375.6
Other disclosures
   Depreciation on operating leases                   1,993.5               127.5              98.4               2,219.4
   Interest expense                                   2,193.2               362.3            (408.7)              2,146.8

2000
Revenue                                       $       5,456.9      $        946.8      $     (413.0)         $    5,990.7

Income
   Income before income taxes                           539.5               100.5              (5.7)                634.3
   Provision for income taxes                           203.5                35.5              (3.7)                235.3
   Net income                                           336.0                65.0             (15.5)                385.5
Other disclosures
   Depreciation on operating leases                   1,761.2               212.1               9.2               1,982.5
   Interest expense                                   2,235.1               404.3            (339.0)              2,300.4

Nine Months
---------------------------------------------

2001
Revenue                                       $      18,382.1     $       2,700.3      $   (1,810.4)     $       19,272.0

Income
   Income before income taxes                         1,616.8               294.0            (102.5)              1,808.3
   Provision for income taxes                           605.5               103.0             (37.6)                670.9
   Net income                                         1,011.3               191.0             (66.5)              1,135.8
Other disclosures
   Depreciation on operating leases                   5,940.8               359.0             291.0               6,590.8
   Interest expense                                   6,902.9             1,234.6          (1,217.0)              6,920.5
   Finance receivables (including net
     investment operating leases)                   167,572.9            30,668.4         (48,213.7)            150,027.6
   Total Assets                                $    174,038.3     $      33,384.7     $   (33,105.4)      $     174,317.6


2000
Revenue                                       $      15,559.9     $       2,777.5     $      (997.9)      $      17,339.5

Income
   Income before income taxes                         1,514.4               333.9              (4.8)              1,843.5
   Provision for income taxes                           566.3               115.6               2.0                 683.9
   Net income                                           948.1               218.3             (40.1)              1,126.3
Other disclosures
   Depreciation on operating leases                   5,241.4               612.7               4.9               5,859.0
   Interest expense                                   6,286.0             1,178.2            (898.9)              6,565.3
   Finance receivables (including net
     investment operating leases)                   153,449.2            27,523.0         (23,600.7)            157,371.5
   Total Assets                                     159,516.8            31,878.9         (21,501.4)            169,894.3


* Includes the impact of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities".



                                              FORD MOTOR CREDIT COMPANY AND SUBSIDIARIES
                                           Calculation of Ratio of Earnings to Fixed Charges
                                                             (in millions)




                                         Nine Months                                 For the Years Ended December 31
                                ------------------------------   -----------------------------------------------------------------
                                ------------------------------   -----------------------------------------------------------------
                                     2001            2000              2000          1999          1998          1997       1996
                                ---------------  -------------   ------------- -------------  ------------  ------------  --------
                                           (Unaudited)
Earnings
   Income before income taxes   $   1,808.3     $   1,843.5       $   2,495.0    $  2,103.8    $  1,812.2   $  1,806.0   $ 2,240.2
   Less equity in net
      income/(loss)of
      affiliated companies              4.1           (21.3)            (22.0)        (24.9)          2.3          1.0        55.3
   Fixed charges                    6,949.0         6,588.4           9,001.6       7,219.3       6,936.8      6,294.4     6,257.9
                               ------------   -------------       -------------  -----------   ----------   ----------   ---------
   Earnings before fixed
     charges                     $  8,753.2    $    8,453.2       $  11,518.6    $  9,348.0     $ 8,746.7   $  8,099.4   $ 8,442.8
                               ============   =============      =============   ==========    ===========  ==========   =========

Fixed Charges
   Interest expense              $  6,920.6    $    6,565.3       $   8,970.1    $  7,193.4     $ 6,910.4   $  6,268.2   $ 6,235.7
   Rents                               28.4            23.1              31.5          25.9          26.4         26.2        22.2
                               ------------   -------------     -------------  ------------   -----------  ------------  ---------
   Total fixed charges           $  6,949.0    $    6,588.4       $   9,001.6    $  7,219.3     $ 6,936.8   $  6,294.4   $ 6,257.9
                               ============   =============     =============  ============   ===========   ===========  =========

   Ratio of earnings to fixed
     charges                            1.3             1.3               1.3           1.3           1.3          1.3         1.3
                               ============   =============     ============= =============  ============  ============   ==========


For purposes of the Ford Credit ratio, earnings consist of the sum of pre-tax income from continuing operations before adjustment for minority interests in consolidated subsidiaries less unremitted income/(loss) of affiliated companies, plus fixed charges. Fixed charges consist of interest on borrowed funds, amortization of debt discount, premium, and issuance expense, and one-third of all rental expense (the proportion deemed representative of the interest factor).


                                              Ford Credit Liquidity and Capital Resources

Ford Credit's outstanding debt at September 30, 2001 and at the end of each of the last four years was as follows (in millions):




                                      September 30,                                   December 31
                                                        -------------------------------------------------------------------------
                                          2001               2000                1999               1998                1997
                                     -----------------  --------------      --------------     --------------      --------------
                                         (Unaudited)
Commercial paper & STBAs (a)                  $  22,817       $  43,627           $  43,078          $  48,636           $  42,311
Other short-term debt (b)                         6,148           6,503               6,770              4,997               3,897
Long term debt
  (including current portion)                   117,389          96,165              83,226             61,334              54,517
(c)
                                       -----------------  --------------      --------------    --------------       -------------
   Total debt                                $  146,354      $  146,295          $  133,074         $  114,967          $  100,725
                                       =================  ==============      ==============     ==============      ==============

United States                                $  113,215      $   116,427         $  104,186         $   85,394          $   78,443
Europe                                           16,445           14,866             14,510             16,653              12,491
Other international                              16,694           15,002             14,378             12,920               9,791
                                      -----------------   --------------      -------------       ------------       -------------
   Total debt                               $   146,354      $   146,295         $  133,074         $  114,967          $  100,725
                                      =================   ==============      ==============      =============      ==============




     - - - - -
a)   Short-term borrowing agreements with bank trust departments. Includes
     $1,031.0 million with an affiliated company at December 31, 1999. There were no outstanding balances with affiliates at September 30, 2001,
     December 31, 2000, December 31, 1998 or December 31, 1997.
b)   Includes $340 million, $571 million, $718 million, $989 million and $831 million with an affiliated companies at September 30, 2001, December 31,
     2000, December 31, 1999, December 31, 1998 and December 31, 1997,
     respectively.
c)   Includes $1,691 million, $2,576 million, $3,457 million, $2,878 million, and $3,547 million with affiliated companies at September 30, 2001,
     December 31, 2000, December 31, 1999, December 31, 1998, and December 31,
     1997, respectively.


Support facilities represent additional sources of funds, if required. At September 30, 2001, Ford Credit had approximately $10.8 billion of contractually committed facilities. In addition, approximately $7.4 billion of Ford lines of credit may be used by Ford Credit at Ford's option. These credit lines have various maturity dates through June 30, 2006 and may be used, at Ford Credit's option, by any of its direct or indirect majority-owned subsidiaries. Any such borrowings will be guaranteed by Ford Credit. Banks also provide $10.0 billion of contractually committed liquidity facilities to support Ford Credit's asset-backed commercial paper program.

Additionally, at September 30, 2001, there were approximately $4.5 billion of contractually committed facilities available for FCE Bank plc's ("FCE Bank") use. In addition, $598 million of Ford lines of credit may be used by FCE Bank at Ford's option. The lines have various maturity dates through June 30, 2006 and may be used, at FCE Bank's option, by any of its direct or indirect majority-owned subsidiaries. Any such borrowings will be guaranteed by FCE Bank.